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                                                                   EXHIBIT 10(t)
                        SECOND AMENDMENT TO THE AMENDED
                         AND RESTATED LOAN AGREEMENT


         This Second Amendment to the Amended and Restated Loan Agreement ("Second Amendment") is made as of this 7th day of December, 1993, by and between TRITON GROUP LTD, a Delaware corporation (hereinafter referred to as "Borrower"), and THE ACTAVA GROUP INC., a Delaware corporation (formerly known as Fuqua Industries, Inc.) (hereinafter referred to as "Lender");

                              W I T N E S S E T H:

         WHEREAS, as of November 27, 1991 Borrower and Lender entered into a Loan Agreement (the "Original Loan Agreement") providing that Lender would make and loans and advances to the Borrower in the principal amount of up to Thirty-Two Million Dollars ($32,000,000.00) at any one time outstanding; and

         WHEREAS, in connection with Borrower's Plan of Reorganization Lender and Borrower entered into an Amended and Restated Loan Agreement dated as of June 25, 1993 whereby Lender and Borrower agreed to amend and restate the Original Loan Agreement (the "Restated Agreement"); and

         WHEREAS, Lender and Borrower entered into a letter agreement dated as of August 19, 1993 (the "First Amendment") whereby Lender permitted Borrower to make deposits in a deposit account in lieu of pledging additional Certificates of Deposit as required by Section 2.4 of the Restated Agreement; and

         WHEREAS, in connection with the First Amendment to the Amended and Restated Stock Pledge Agreement, the prepayment by Borrower of Five Million Dollars ($5,000,000.00) plus accrued interest on such amount, and Lender's agreement that the Per Share Value of the Pledged Securities for purposes of
Section 2.4 hereof shall not be less than $7.50 per share, Borrower and Lender desire to further amend the Restated Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. DEFINED TERMS. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the same effect and meaning ascribed to such terms in the Restated Agreement, as amended by the First Amendment, unless otherwise specifically defined herein.

         2. PREPAYMENT. Simultaneously with the execution of the Second Amendment, Borrower agrees to make a prepayment of the Loan in the amount of $5,000,000.00 plus accrued interest on such amount through the date of the Second Amendment. Such prepayment shall be made immediately available by wire transfer to Lender's bank account in accordance with Lender's instruction.



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         3.      DEFINITIONS.

                 (a) Lender. Section 1.1 of the Restated Agreement is hereby amended by deleting the definition of "Lender" in its entirety and substituting the following in lieu thereof:

                 "Lender" shall mean The Actava Group Inc., a Delaware corporation, formerly known as Fuqua Industries, Inc.

                 (b) Note. Section 1.1 of the Restated Agreement is hereby further amended by deleting the definition of "Note" in its entirety and substituting the following in lieu thereof:

                 "Note" shall mean that certain Amended and Restated Promissory Note of Borrower of even date herewith in the principal face amount of $26,726,000.00, together with any and all amendments, modifications, extensions and renewals thereof, in whole or in part in form of Exhibit A attached hereto.

                 (c) Pledge Agreement. Section 1.1 of the Restated Agreement is hereby further amended by deleting the definition of "Pledge Agreement" in its entirety and substituting the following in lieu thereof:

                 "Pledge Agreement" shall mean that certain Amended and Restated Stock Pledge Agreement dated as of June 25, 1993 executed by Borrower in favor of Lender in form of Exhibit B attached hereto which amends and restates the Original Pledge Agreement and confirms the security interest created by the Original Pledge Agreement, as amended by that certain First Amendment to the Amended and Restated Stock Pledge Agreement dated as of December __, 1993 executed by Borrower in favor of Lender.

         4. THE LOAN. The Restated Agreement is hereby further amended by deleting Section 2.1 thereof in its entirety and by substituting in lieu thereof a new Section 2.1 to read as follows:

                 As of the date of the Second Amendment, the outstanding principal balance of the "Advances" under, and as such term is defined in, the Original Loan Agreement is $26,726,000.00. Subject to the terms and conditions hereof, Lender agrees that such Advances may remain outstanding and shall be repayable as set forth in this Section 2.1. Such outstanding Advances shall constitute the loan (the "Loan") hereunder. The Loan outstanding hereunder shall be evidenced by the Note, and the outstanding principal amount of the Note shall be repayable in quarterly installments of principal with each installment being in the aggregate

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                 amount of $1,250,000.00, payable on March 31, June 30,
                 September 30 and December 31 of each year, commencing March 31, 1994, and the remaining aggregate principal balance of the Loan shall be repaid by Borrower in full on April 1, 1997. Lender is not obligated hereunder to make any further Advances to Borrower. Borrower acknowledges and agrees that the Loan no longer constitutes a revolving credit facility and agrees that Borrower shall have no right, to repay and reborrow all or any portion of the Loan.

         5. MANDATORY PAYMENTS. Section 2.4 of the Restated Agreement is hereby deleted in its entirety and a new Section 2.4 is substituted in lieu thereof to read as follows:

                 (a)      If at any time the average over any period of ten
         (10) consecutive trading days (the "Payment Measuring Period") of the Per Share Value of the Pledged Securities for each trading day within the Payment Measuring Period multiplied by the number of shares then constituting the Pledged Securities is less than 125% of the then outstanding principal balance of the Loan, then Borrower shall, within ten (10) Business Days after Lender notifies Borrower in writing of such occurrence ("Lender's Notice"), comply with any one or a combination of the following alternatives (as amended by the First Amendment) at Borrower's option:

                          (i) make a prepayment of principal to Lender in the amount (the "Payment Amount") necessary to cause 125% of the reduced outstanding principal balance of the Loan to not exceed the "Adjusted Collateral Value" which for purposes of this Section 2.4, shall mean the sum of (A) the product of the average of the Per Share Values of the Pledged Securities during the Payment Measuring Period (the "Average Payment Value") multiplied by the number of shares then constituting the Pledged Securities plus (B) the face value of any and all outstanding CDs purchased by Borrower and pledged to Lender under any executed CD Agreements plus (C) any amounts deposited in the Deposit Account and pledged in accordance with the Deposit Agreement by and among Borrower, Lender and The Bank of California, N.A. (the "Bank") dated as of August 19, 1993 (the "Deposit Agreement");or

                          (ii) purchase one or more negotiable Certificates of Deposit from any bank reasonably satisfactory to Lender (the "CD") in the aggregate face amount equal to the difference between 125% of the outstanding principal balance of the Loan and the Adjusted Collateral Value (including the face amount of the CD pledged pursuant to Lender's Notice), deliver such CD to





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                 Lender and execute and deliver to Lender a CD Agreement
                 pledging such CD to Lender as Collateral for the Obligations and take such other actions with respect to Lender's perfection of such security interest as Lender may require; or

                          (iii) transfer to Lender (free and clear of any and all liens, claims and encumbrances) as a prepayment of principal on the outstanding loan hereunder the number of shares of Pledged Securities necessary to cause the Adjusted Collateral Value after such transfer to equal or exceed 125% of the reduced principal balance outstanding under the Loan, giving effect to the transferred Pledged Securities at the Average Payment Value; provided, however, in the event that the number of shares required to be transferred to Lender to satisfy this Section 2.4(a)(iii) is within the amount permitted to be sold without registration under SEC Rule 144 or could otherwise be sold in a public offering without violating the registration requirements of the Securities Act of 1933, as amended, at Lender's option set forth in Lender's Notice, Borrower shall sell such number of shares of Pledged Securities in lieu of transferring such shares to Lender and apply all of the net proceeds of such sale (after payment of reasonable and customary brokerage fees) to reduce the principal balance of the Loan; or

                          (iv) make deposits in the deposit account established
                 with The Bank of California, N.A., a national banking association (the "Deposit Account"), in the amounts required by Section 2.4 (a) (ii) hereof (with the amount of any and all funds on deposit in the Deposit Account being included in the calculation of the "Adjusted Collateral Value" under and as defined herein), and in accordance with the First Amendment, grant a security interest in such Deposit Account and the funds from time to time deposited therein.


                 (b) If Borrower has pledged one or more CDs to Lender in accordance with Section 2.4(a)(ii) and/or made deposits in the Deposit Account in accordance with Section 2.4(a)(iv) and the sum of the face amount of such CDs and the total of such deposits plus the average during any period of ten (10) consecutive trading days (the "CD Release Measuring Period") of the Per Share Value of the Pledged Securities for each trading day during the CD Release Measuring Period multiplied by the number of shares then constituting the Pledged Securities exceeds 125% of the then outstanding principal balance of the Loan during the CD Release Measuring Period, Borrower may request in writing a release or partial reduction of any CDs pledged pursuant to Section 2.4(a)(ii) or request a release or partial release of any funds deposited in the Deposit Account and





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         pledged pursuant to Section 2.4(a)(iv)to reduce the Adjusted
         Collateral Value to an amount equal to 125% of the outstanding principal balance of the Loan. Lender shall (i) notify the bank from which the CD has been purchased to release such CDs and/or (ii) notify the Bank to release funds deposited in the Deposit Account within five
         (5) Business Days after receipt of such written request.

                 For purposes of Section 2.4(a) and (b), if the Per Share Value as defined herein is less than $7.50, the Per Share Value for purposes of this Section 2.4 shall be deemed to be $7.50, except that if, after the date of the Second Amendment there shall have been a stock dividend, stock split or reverse stock split increasing or decreasing the number of outstanding shares of Lender's Common Stock, the $7.50 minimum Per Share Value shall be proportionally adjusted

         6.      INTEREST.    The Restated Agreement is hereby further amended
by deleting the first sentence of Section 2.8 in its entirety and substituting a new first sentence to Section 2.8 in lieu thereof to read as follows:

                 Subject to modification pursuant to Section 7.1, the outstanding principal amount of the Obligations shall bear interest, payable quarterly for the preceding quarter on March 31, June 30, September 30 and December 31 of each year hereafter calculated daily on the basis of a 360-day year and actual days elapsed, from the date hereof until paid in full at a fluctuating rate per annum equal to the Prime Rate plus
                 (a) 1-1/2% from October 1, 1993 through and including December 25, 1993, (b) 2% from December 26, 1993, through and including June 25, 1994, and (c) 2-1/2% at all times thereafter.


         7. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Borrower hereby represents and warrants to Lender that all Borrower's representations and warranties contained in the Restated Agreement, as amended, are true and correct on and as of the date hereof as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Second Amendment and any and all documents executed in connection herewith.


         8. DEFAULTS HEREUNDER. The failure of any representation or warranty contained herein to be true and correct in all material respects as of the date hereof or the breach of any covenant contained herein or in any document executed in connection herewith, or the failure to serve or comply with any term or agreement contained herein shall constitute a default or event of default under the Restated Agreement and the Lender shall be entitled to exercise all rights and remedies it may have under the Restated Agreement, the Amended and Restated Stock Pledge Agreement, as amended from time to time, the Deposit Account Agreement, any CD Agreement or any other documents executed in connection therewith and applicable law.





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         9.      REFERENCES.  All references in the Restated Agreement to the
Amended and Restated Loan Agreement shall hereafter be deemed to be references to the Amended and Restated Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

         10. NO NOVATION. The terms of this Second Amendment are not intended to and do not serve to effect a novation as to the Original Pledge Agreement, the Original Loan Agreement, the Restated Agreement or the Amended and Restated Stock Pledge Agreement. The parties hereto expressly do not intend to extinguish any debt or security created pursuant to the above documents or the "Note" (as defined in the Original Loan Agreement) or any document executed in connection with the foregoing. Instead it is the express intention of the parties hereto to affirm the Restated Agreement and the security created thereby.

         11. LIMITATION OF SECOND AMENDMENT. Except as especially set forth herein, this Second Amendment shall not be deemed to waive, amend or modify any term or condition of the Restated Agreement which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         12. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

         13. FURTHER ASSURANCES. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Restated Agreement.

         14. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         15. GOVERNING LAW. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.





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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to the Amended and Restated Loan Agreement under seal at the date first above written.

                                        "BORROWER"

                                        TRITON GROUP LTD.


                                        By: /s/ John C. Stiska
                                           ---------------------------------
                                           Name:  John C. Stiska
                                                ----------------------------
                                           Title:  President & CEO
                                                ----------------------------

                                        Attest:  /s/ Barbara J. Flagg
                                               -----------------------------
                                            By:  Barbara J. Flagg
                                               -----------------------------
                                           Its:  Associate Accountant
                                               -----------------------------

                                                      [CORPORATE SEAL]


                                        "LENDER"

                                        THE ACTAVA GROUP INC.


                                        By: /s/ F.B. Beilstein III
                                           ---------------------------------
                                           Name:  Frederick B. Beilstein III
                                                ----------------------------
                                           Title: Senior Vice President
                                                ----------------------------

                                        Attest: /s/ Paul N. Kiel
                                               -----------------------------
                                            By:  Paul N. Kiel
                                               -----------------------------
                                           Its:  Secretary
                                               -----------------------------

                                                      [CORPORATE SEAL]





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